                                                                  EXHIBIT (c)(i)

NUMBER                                                                SHARES

__________                                                            __________

                                     FORM OF

                   VAN KAMPEN O'SHANGHNESSY ALL CAP CORE FUND

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that _______________________________________________ is the owner of _____________________________________________________________________________

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              __________________
                                                              CUSIP [__________]

                                                              __________________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen O'Shanghnessy All Cap Core Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                                           Dated

                                                                      __________

                   VAN KAMPEN O'SHANGHNESSY ALL CAP CORE FUND
                                 [DELAWARE SEAL]

STEFANIE CHANG YU                                        EDWARD C. WOOD III
VICE PRESIDENT AND                                       PRESIDENT AND PRINCIPAL
SECRETARY                                                EXECUTIVE OFFICER

                                                         KC 002717

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                   P.O. BOX 219286, KANSAS CITY, MO 64121-9286

                                                                  TRANSFER AGENT

                                        By
                                           -------------------------------------
                                           AUTHORIZED OFFICER

              PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                   VAN KAMPEN O'SHANGHNESSY ALL CAP CORE FUND

NUMBER
KC

ACCOUNT NO. ALPHA CODE   DEALER NO. _______________   CONFIRM NO. ______________

TRADE DATE __________   CONFIRM DATE ________________   BATCH I.D. NO. _________

                                         CHANGE NOTICE: IF THE ABOVE INFORMATION
                                           IS INCORRECT OR MISSING, PLEASE PRINT
                                              THE CORRECT INFORMATION BELOW, AND
                                                                      RETURN TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                                                 P.O. BOX 219286
                                                      KANSAS CITY, MO 64121-9286

                                           -------------------------------------
                                           -------------------------------------
                                           -------------------------------------

--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

---------------------------------------

For value received, ___________________________ hereby sell, assign and transfer unto __________________________________

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________
______________________________________________________________ Shares of
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________
______________________________________________________________ Attorney
to transfer the said beneficial interest on the books of the within-named
Trust with full power of substitution in the premises.

     Date, _____________________________________ 20___

--------------------------------------------------------------
                Owner

--------------------------------------------------------------

                Signature of Co-Owner, if any

IMPORTANT   {   BEFORE SIGNING, READ AND COMPLY CAREFULLY

            {   WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE (S) guaranteed by:

-----------------------------------------------

--------------------------------------------------------------------------------

* The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants                       UNIF GIFT MIN. ACT - ______ Custodian _______
          in common                                             (Cust)           (Minor)
                                                                under Uniform Gifts to
                                                                        Minors Act

TEN ENT - as tenants by
          the entireties                                        ________________________
                                                                         (State)

JT TEN  - as joint tenants
          with right of survivorship and
          not as tenants in common

     Additional abbreviations may also be used though not in the above list

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___________________________________________________________________________
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY